UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 16, 2013

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2013 Performance Option Plan

The Company’s 2013 Performance Option Plan (the “2013 Plan”) was adopted by the Board on February 19, 2013 and approved by the shareholders of the Company on May 16, 2013 at the Company’s Annual and Special Meeting of Shareholders (the “Meeting”). The 2013 Plan permits the grant to eligible employees of options to purchase common shares of the Company at an exercise price based on the market value of the shares on the date of grant. The options become vested and exercisable, if at all, based upon the extent that the applicable performance objectives are achieved over the three-year performance period ending December 31, 2015. A maximum aggregate of 3,000,000 common shares may be issued pursuant to stock options granted under the 2013 Plan.

On May 16, 2013, the Board approved the Form of Option Agreement to be used in connection with grants of options under the 2013 Plan. Also on May 16, 2013, a total number of 1,952,000 options to purchase common shares of the Company were granted under the 2013 Plan, at an exercise price per share of Cdn$44.67 for those options denominated in Canadian dollars and an exercise price per share of US$43.78 for those options denominated in US dollars. Copies of the 2013 Plan and Form of Option Agreement are filed as Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, the Company’s shareholders voted upon the election of each of the following proposed director nominees with the results of the voting set forth opposite the name of each such nominee.

	FOR	AGAINST	WITHHELD*
Christopher M. Burley	567,497,500	0	3,178,388
Donald G Chynoweth	566,851,721	0	3,824,167
Daniel Clauw	567,047,857	0	3,628,031
William J. Doyle	566,672,663	0	4,003,225
John W. Estey	566,414,225	0	4,261,663
Gerald W. Grandey	567,457,047	0	3,218,841
C. Steven Hoffman	567,450,597	0	3,225,291
Dallas J. Howe	550,104,133	0	20,571,755
Alice D. Laberge	566,893,765	0	3,782,123
Keith G. Martell	566,707,745	0	3,968,143
Jeffrey J. McCaig	564,535,990	0	6,139,898
Mary Mogford	566,813,119	0	3,862,769
Elena Viyella de Paliza	515,804,140	0	54,871,748

The Company’s shareholders also voted upon the following proposals:

(1) an ordinary resolution appointing the firm of Deloitte LLP as the Company’s auditors, to hold office until the next annual meeting of the Company’s shareholders. The results of the vote were: 608,148,030 shares for and 14,366,307 shares withheld*.

(2) an ordinary resolution (attached as Appendix B to the Company’s Management Proxy Circular dated February 19, 2013) approving the adoption of the 2013 Plan. The results of the vote were: 531,502,472 shares for and 39,175,265 shares against.

(3) an advisory resolution accepting the Company’s approach to executive compensation. The results of the vote were: 556,251,171 shares for and 14,425,963 shares against.

(*) Number of withheld votes is based upon proxies received prior to the Meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2013 Performance Option Plan and Form of Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph Podwika
Name:	Joseph Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated: May 17, 2013

Index to Exhibits

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2013 Performance Option Plan and Form of Option Agreement.